UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 14, 2006

___________

PREMIER COMMUNITY BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-18868 (Commission File Number)	54-1560968 (I.R.S. Employer Identification No.)
4095 Valley Pike Winchester, Virginia (Address of principal executive offices)	22602 (Zip Code)

Registrant’s telephone number, including area code:  (540) 869-6600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d)

On March 14, 2006, the Board of Directors of Premier Community Bankshares, Inc. (the “Company”) elected D. Frank Hill, III, as a new director.  Mr. Hill has not yet been assigned to serve on a committee of the Board of Directors.

Item 5.03

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)

On March 14, 2006, the Company adopted an amendment to its Bylaws (the “Bylaws”).  The amendment revised Section 2.2 of the Bylaws to increase the size of the Company’s Board of Directors to 11 directors. Prior to the recent appointments of Mr. Hill and James C. Youngblood as directors, the size of the Company’s Board of Directors was 9 directors.

The full text of the Bylaws, as amended to date, is attached as Exhibit 3.1 to this report.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.

Description

3.1

Bylaws of the Company (restated in electronic format as of March 14, 2006)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER COMMUNITY BANKSHARES, INC.

(Registrant)

Date:  March 17, 2006

By: /s/ Donald L. Unger

Donald L. Unger

President and Chief Executive Officer

Exhibit Index

Exhibit No.

Description

    3.1

Bylaws of the Company (restated in electronic format as of March 14, 2006)